Exhibit 99.3
IN THE UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

SECURITIES AND EXCHANGE COMMISSION,	§
§
Plaintiff,	§	Civil Action No.:
§
vs.	§
§
WILLBROS GROUP, INC.,	§
JASON STEPH,	§
GERALD JANSEN,	§
LLOYD BIGGERS,	§
CARLOS GALVEZ,	§
§
Defendants.	§
CONSENT OF DEFENDANT WILLBROS GROUP, INC.
SEC v. Willbros Group, et. al.
Consent of Defendant Willbros Group, Inc.

CONSENT OF DEFENDANT WILLBROS GROUP, INC.
     1. Defendant Willbros Group, Inc. (“Defendant”) waives service of a summons and the complaint in this action, enters a general appearance, and admits the Court’s jurisdiction over Defendant and over the subject matter of this action.
     2. Without admitting or denying the allegations of the complaint (except as to personal and subject matter jurisdiction, which Defendant admits), Defendant hereby consents to the entry of the Judgment in the form attached hereto (the “Judgment”) and incorporated by reference herein, which, among other things:
(a)	permanently restrains and enjoins Defendant from violations of Section 17(a) of the Securities Act of 1933 (“Securities Act”) [15 U.S.C. §77q(a)] and Sections 10(b), 13(a), 13(b)(2)(A), 13(b)(2)(B) and 30A of the Securities Exchange Act of 1934 (“Exchange Act”) [15 U.S.C. §§78j(b), 78m(a), 78m(b)(2)(A), 78m(b)(2)(B); and 78dd-l] and Rules 10b-5, 12b-20, 13a-l, and 13a-13 thereunder [17 C.F.R. §§240.10b-5, 240.12b-20, 240.13a-l, and 240.13a-13]; and

(b)	orders Defendant to pay disgorgement in the amount of $8.9 million, plus prejudgment interest thereon in the amount of $1.4 million, to the Securities and Exchange Commission, as directed in the Judgment.
     3. Defendant waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.
     4. Defendant waives the right, if any, to a jury trial and to appeal from the entry of the Judgment.
Consent of Willbros Group, Inc.

     5. Defendant enters into this Consent voluntarily and represents that no threats, offers, promises, or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to induce Defendant to enter into this Consent.
     6. Defendant agrees that this Consent shall be incorporated into the Judgment with the same force and effect as if fully set forth therein.
     7. Defendant will not oppose the enforcement of the Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection based thereon.
     8. Defendant waives service of the Judgment and agrees that entry of the Judgment by the Court and filing with the Clerk of the Court will constitute notice to Defendant of its terms and conditions. Defendant further agrees to provide counsel for the Commission, within thirty days after the Judgment is filed with the Clerk of the Court, with an affidavit or declaration stating that Defendant has received and read a copy of the Judgment.
     9. Consistent with 17 C.F.R. 202.5(f), this Consent resolves only the claims asserted against Defendant in this civil proceeding. Defendant acknowledges that no promise or representation has been made by the Commission or any member, officer, employee, agent, or representative of the Commission with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability. Defendant waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein. Defendant further acknowledges that the Court’s entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and
Consent of Willbros Group, Inc.
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other regulatory organizations. Such collateral consequences include, but are not limited to, a statutory disqualification with respect to membership or participation in, or association with a member of, a self-regulatory organization. This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding. In addition, in any disciplinary proceeding before the Commission based on the entry of the injunction in this action, Defendant understands that it shall not be permitted to contest the factual allegations of the complaint in this action.
     10. Defendant understands and agrees to comply with the Commission’s policy “not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegation in the complaint or order for proceedings.” 17 C.F.R. §202.5. In compliance with this policy, Defendant agrees: (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any allegation in the complaint or creating the impression that the complaint is without factual basis; and (ii) that upon the filing of this Consent, Defendant hereby withdraws any papers filed in this action to the extent that they deny any allegation in the complaint. If Defendant breaches this agreement, the Commission may petition the Court to vacate the Judgment and restore this action to its active docket. Nothing in this paragraph affects Defendant’s: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.
     11. Defendant hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney’s fees or other fees,
Consent of Willbros Group, Inc.
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expenses, or costs expended by Defendant to defend against this action. For these purposes, Defendant agrees that Defendant is not the prevailing party in this action since the parties have reached a good faith settlement.
     12. In connection with this action and any related judicial or administrative proceeding or investigation commenced by the Commission or to which the Commission is a party, Defendant agrees that it will cooperate fully with the Commission by undertaking to do the following:
     (a) Produce, without service of a notice or subpoena, any and all nonprivileged documents and other information reasonably requested by the Commission’s staff;
     (b) Use its best efforts to make its employees, officers, directors and agents available to be interviewed by the Commission’s staff at such times and places as the staff reasonably may request;
     (c) Use its best efforts to make its employees, officers, directors and agents available to testify truthfully and completely without service of a notice or subpoena in such investigations, depositions, hearings, or trials as may be reasonably requested by the Commission’s staff;
     (d) Agree that any notice or subpoena issued to Defendant in connection with any and all investigations, litigations, or other proceedings relating to or arising from the matters described in the Complaint may be served by regular mail or facsimile transmission on its undersigned attorney at the address set forth underneath his name;
     (e) With respect to such notices and subpoenas, waives the territorial limits on service contained in Rule 45 of the Federal Rules of Civil Procedure and any applicable local rules, provided that the party requesting the testimony reimburses travel, lodging, and
Consent of Willbros Group, Inc.
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subsistence expenses incurred by Defendant’s employees, officers, or directors, at the then-prevailing U.S. Government per diem rates; and
     (f) Consent to personal jurisdiction over Defendant in any United States District Court for purposes of enforcing any such subpoena.
     13. Defendant agrees that the Commission may present the Judgment to the Court for signature and entry without further notice.
     14. Defendant agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Judgment.

Dated: 24th January 2008	WILLBROS GROUP, INC.

	By:	/s/ John T. Dalton

	Name:	John T. Dalton
	Title:	Senior Vice President and General Counsel

Address:	Five Post Oak Park
4400 Post Oak Parkway, Suite 1000
Houston, Taxas 77027
     On this the 24th day of the month of January, in the year Two Thousand Eight (2008), John T. Dalton, a person known to me personally, appeared before me and acknowledged that he executed the foregoing Consent with full authority to do so on behalf of Willbros Group, Inc., as its Senior Vice President and General Counsel.

/s/ PAULA G. CONAWAY PAULA G. CONAWAY Notary Public, State of Texas
My Commission Expires: Sept. 02, 2011

Approved as to form:

/s/ William Baker III William Baker III
Lathan & Watkins LLP
555 Eleventh Street, N.W., Suite 1000
Washington, DC 20004-1304

ATTORNEYS FOR DEFENDANT
Consent of Willbros Group, Inc.
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CERTIFICATE OF CORPORATE RESOLUTION
     I, William L. Pardue, Deputy Corporate Secretary of Willbros Group, Inc. (the “Corporation”), hereby certify that the following resolutions were duly adopted at a meeting of the Board of Directors of the Corporation on the 15th day of the month of October, in the year Two Thousand Seven (2007), and said resolutions have not been amended or rescinded, and remain in full force and effect as of the date of issuance of this Certificate:
     “RESOLVED, that upon motion duly made, seconded and unanimously carried, the Board of Directors of the Corporation approved the settlement terms offered by the United States Securities and Exchange Commission and the United States Department of Justice, as presented [to the Board of Directors] by Mr. Dalton.”
     I further certify that, in his capacity as Senior Vice President and General Counsel of the Corporation, John T. Dalton has full and complete authority, in accordance with the Articles of Incorporation of the Corporation, as amended, as well as the Bylaws of the Corporation, as amended, to execute any and all documents whatsoever to legally bind the Corporation.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation on this the 24th day of the month of January, in the year Two Thousand Eight (2008).

WILLBROS GROUP, INC.
a Panamanian Corporation

/s/ William L. Pardue

William L. Pardue Deputy Corporate Secretary
Consent of Willbros Group, Inc.
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